UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 16, 2026

OpenWorld, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-39332	23-3023677

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 International Parkway, Fifth Floor, Lake Mary, Florida	32746

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 736-9400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	OPNW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

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Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On October 16, 2026, OpenWorld, Inc., a Nevada corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Kim & Associates Advisory., Inc., Patrick Kim, Ryan Yue, and Sungmeen Hong (each a “Seller” and collectively the “Sellers”), Blocksight Holdings Co., a Delaware corporation (“Legacy Blocksight), and OpenWorld Subco (US) Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”). Upon the terms and subject to the satisfaction of the conditions described in the Merger Agreement, Merger Sub will merge with and into Legacy Blocksight, Merger Sub will cease to exist, and Legacy Blocksight will become a wholly owned subsidiary of the Company (the “Merger”). The surviving corporation and wholly owned subsidiary of the Company after the Merger is referred to herein as “Blocksight”.

The closing of the Merger will occur upon the date and time mutually agreed upon by the parties (the “Closing”) and is subject to various customary closing conditions. At the Closing, the Sellers shall deliver the Company, among other things, (i) the Company’s offers of employment and standard form of employee agreements and the Company’s standard confidentiality, ownership of inventions agreements and non-solicitation agreements (the “Employment Offer Letters”) executed by each of Mr. Kim and Mr. Hong and each other employee of Legacy Blocksight and its subsidiary Blocksight LLC; and (ii) a restricted share subscription agreement executed by each Seller, as described below.

The Merger shall become effective at such time as a Certificate of Merger has been duly filed with the Secretary of State of the State of Delaware or at such later date or time as may be agreed by Legacy Blocksight and the Company in writing and specified in the Certificate of Merger in accordance with the Delaware General Corporations Law (the “Effective Time”). At the Effective Time: (i) shares of common stock of Legacy Blocksight (the “Shares”) owned by the Company, Merger Sub, or Legacy Blocksight, or any of their respective direct or indirect wholly owned subsidiaries shall automatically be cancelled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefore; (ii) each Share issued and outstanding immediately prior to the Effective Time shall be converted into the right to receive its pro rata share of the Stock Consideration, as defined below; (iii) each share of common stock of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one newly issued, fully paid and non-assessable share of common stock of Blocksight; (iv) all Shares outstanding immediately prior to the Effective Time shall automatically be cancelled and retired and shall cease to exist, and each holder of a certificate formerly representing any Shares shall cease to have any rights as a stockholder of Legacy Blocksight; and (v) the Stock Consideration paid in accordance with the Merger Agreement shall be deemed to have been paid or payable in full satisfaction of all rights pertaining to the Shares.

Pursuant to the Merger Agreement, the aggregate purchase price for the Shares is 641,924 shares of the Company’s common stock (the “Stock Consideration”), which is equal to 4% of the Company’s fully diluted capitalization effective immediately following the previously completed merger between the Company (f/k/a VerifyMe, Inc.) and Open World Ltd.

At the Closing, the Company shall deliver to the Sellers, among other things, (i) evidence of the issuance of the Stock Consideration; (ii) the Employment Offer Letters executed by the Company or one of its subsidiaries; (iii) the restricted share subscription agreements executed by the Company; and (iv) a Payoff and Satisfaction Acknowledgement executed by OpenWorld Ltd. confirming all amounts owed by Legacy Blocksight to OpenWorld Ltd. pursuant to a Loan Deed dated January 16, 2026 and amended July 9, 2026, including all principal and accrued interest, are deemed repaid, discharged and satisfied in full as of the Closing. Closing is subject to the conditions set forth in the Merger Agreement, except to the extent any such condition is waived by the parties in accordance with the terms thereof.

Following the Closing, the Company has agreed to satisfy and pay all fees, expenses and other payables incurred prior to Closing by Legacy Blocksight (and by the Sellers relating to Legacy Blocksight), including, without limitation, all transaction costs and expenses relating to the negotiation of the Merger Agreement and consummation of the transactions contemplated therein as well as all filing/assignment fees for IP recordals (the “Legacy Blocksight Expenses”). If the Legacy Blocksight Expenses exceed $125,000, then the Company will deduct any excess Legacy Blocksight Expenses from the bonus payments payable to Sellers pursuant to any Employment Offer Letters, as discussed below.

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The Merger Agreement contains customary representations, warranties and covenants of the Company and Legacy Blocksight. The Company has also irrevocably, absolutely, and unconditionally guaranteed the prompt and full payment and performance by the Company and Blocksight of all of their respective covenants, agreements, indemnities, liabilities, and obligations under or arising out of the Merger Agreement, the Employment Offer Letters, the restricted share subscription agreements, and each other Transaction Document, as defined in the Merger Agreement, including all salary, signing bonus, non-contingent cash installment, retention bonus, severance, milestone bonus, restricted share, registration, legend-removal, and other payment, issuance, and performance obligations when due.

The foregoing description of the Merger Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Restricted Share Subscription Agreements

Pursuant to the Merger Agreement, the Company has agreed to enter into a restricted share subscription agreement with each Seller (collectively the “Restricted Share Subscription Agreements”), pursuant to the Company will issue the Sellers 275,110 shares of common stock, which shares will form a part of the Stock Consideration (the "Restricted Stock Consideration") and will be subject to vesting restrictions (with the remaining 366,814 shares of common stock forming the remainder of the Stock Consideration not being subject to any vesting restrictions), with 6.6667% of the Restricted Stock Consideration to be issued to each Seller vesting monthly starting on the 22 month anniversary of the Closing and continuing until the 36 month anniversary of the Closing, subject to the continued employment of such Seller (or, in the case of Kim & Associates Advisory Inc., the continued employment of Mr. Kim) by Blocksight (or by the Company or its affiliates) as of the applicable vesting date, unless such Seller is terminated by Blocksight or the Company without Cause (as defined in the applicable Employment Offer Letter), provided, however, that the Restricted Stock Consideration to be issued to Mr. Yue will not be subject to any repurchase option in favor of the Company.

The foregoing description of the Restricted Share Subscription Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the form of Restricted Share Subscription Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Patrick Kim Employment Letter

Pursuant to the Merger Agreement, the Company has agreed to cause Blocksight to enter into an Employment Offer Letter with Patrick Kim (the “Kim Employment Letter”), whereby Mr. Kim will serve as Blocksight’s Chief Executive Officer. Mr. Kim’s base salary will be $20,833.33 per month, equivalent to approximately $250,000 annually. In addition to the base salary, Mr. Kim will be entitled to receive the following cash payments under the Kim Employment Agreement: (i) a one-time signing bonus of $357,350, payable at a time agreed upon by Mr. Kim and Blocksight, provided that Blocksight and the Company are required to use commercially reasonable efforts to make the payment as soon as practicable after the effective date of the Kim Employment Letter (the “Kim Effective Date”) and, in any event, no later than 60 days after the Kim Effective Date, subject to an absolute outside payment deadline of 90 days after the Kim Effective Date; (ii) a bonus of $357,350 payable on the six-month anniversary of the Kim Effective Date (subject to any adjustments pursuant to the Merger Agreement); and a bonus of $357,350 payable on the twelve-month anniversary of the Kim Effective Date (subject to any adjustment pursuant to the Merger Agreement). These bonus payments will not be contingent upon Mr. Kim’s continued employment. The signing bonus payment obligation is absolute and unconditional and will not be contingent upon the occurrence, timing or amount of proceeds from any at-the-market equity offering, committed equity facility or other equity or debt financing of the Company.

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Subject to Mr. Kim’s continued employment with Blocksight through the applicable payment date, Mr. Kim will also be entitled to receive: (i) a retention bonus of $536,025 payable on the twenty-four-month anniversary of the Kim Effective Date; and (ii) a retention bonus of $536,025 payable on the thirty-six-month anniversary of the Kim Employment Effective Date.

Mr. Kim’s employment will be at-will, and Mr. Kim will be eligible to participate in employee benefit plans made available by Blocksight, the Company, or their respective affiliates to similarly situated full-time employees, subject to the terms of the applicable plans. He will also be eligible for paid time off, vacation, and paid sick leave in accordance with applicable law.

Under the Kim Employment Letter, the Company will agree to irrevocably, absolutely, and unconditionally guaranty to Mr. Kim the prompt, full, and complete payment and performance by Blocksight of all compensation, signing bonuses, non-contingent cash installments, retention bonuses, severance, acceleration, and other obligations arising under or relating to the Kim Employment Letter, as and when the same become due and payable.

The foregoing description of the Kim Employment Letter does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the form of Kim Employment Letter, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Sungmeen Hong Employment Letter

Pursuant to the Merger Agreement, the Company has agreed to cause Blocksight to enter into an Employment Offer Letter with Mr. Hong (the “Hong Employment Letter”), whereby Mr. Hong will serve as Blocksight’s Chief Product Officer. Mr. Hong’s base salary will be $29,166.67 per month, equivalent to approximately $350,000 annually. In addition to the base salary, Mr. Kim will be entitled to receive the following cash payments under the Hong Employment Agreement: (i) a one-time signing bonus of $142,650, payable at a time agreed upon by Mr. Hong and Blocksight, provided that Blocksight and the Company are required to use commercially reasonable efforts to make the payment as soon as practicable after the effective date of the Hong Employment Letter (the “Hong Effective Date”) and, in any event, no later than 60 days after the Hong Effective Date, subject to an absolute outside payment deadline of 90 days after the Hong Effective Date; (ii) a bonus of $142,650 payable on the six-month anniversary of the Hong Effective Date (subject to any adjustments pursuant to the Merger Agreement); and a bonus of $142,650 payable on the twelve-month anniversary of the Hong Effective Date (subject to any adjustment pursuant to the Merger Agreement). These bonus payments will not be contingent upon Mr. Hong’s continued employment. The signing bonus payment obligation is absolute and unconditional and will not be contingent upon the occurrence, timing or amount of proceeds from any at-the-market equity offering, committed equity facility or other equity or debt financing of the Company.

Subject to Mr. Hong’s continued employment with Blocksight through the applicable payment date, Mr. Hong will also be entitled to receive: (i) a retention bonus of $213,975 payable on the twenty-four-month anniversary of the Hong Effective Date; and (ii) a retention bonus of $213,975 payable on the thirty-six-month anniversary of the Hong Employment Effective Date.

Mr. Hong’s employment will be at-will, and Mr. Hong will be eligible to participate in employee benefit plans made available by Blocksight, the Company, or their respective affiliates to similarly situated full-time employees, subject to the terms of the applicable plans. He will also be eligible for paid time off, vacation, and paid sick leave in accordance with applicable law.

Under the Hong Employment Letter, the Company will agree to irrevocably, absolutely, and unconditionally guaranty to Mr. Hong the prompt, full, and complete payment and performance by Blocksight of all compensation, signing bonuses, non-contingent cash installments, retention bonuses, severance, acceleration, and other obligations arising under or relating to the Hong Employment Letter, as and when the same become due and payable.

The foregoing description of the Hong Employment Letter does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the form of Hong Employment Letter, which is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

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Important Statement Regarding the Merger Agreement

The Merger Agreement and the agreements and forms of agreements contemplated thereunder have been included to provide investors and security holders with information regarding their terms. They are not intended to provide any other factual information about the parties or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by the Company and Merger Sub, on the one hand, and by Legacy Blocksight on the other hand, made solely for the benefit of the other. The Company’s stockholders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions of those provisions, as characterizations of the actual state of facts or conditions of the parties to the Merger Agreement or any of their respective subsidiaries or affiliates. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules delivered by each party in connection with the signing of the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders or may have been used for the purpose of allocating risk between the Company and Merger Sub, on the one hand, and Legacy Blocksight and the Sellers, on the other hand. Accordingly, the representations and warranties in the Merger Agreement are not necessarily characterizations of the actual state of facts about the Company, Merger Sub, Legacy Blocksight or the Sellers at the time they were made or otherwise. In addition, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 3.02.	Unregistered Sales of Equity Securities.

The information included in Item 1.01 of this Form 8-K is incorporated by reference into this Item 3.02 to the extent required.

The Stock Consideration issuable pursuant to the Merger Agreement, when and if issued, will be issued pursuant to an exemption from registration including Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01.	Regulation FD Disclosure.

Attached as Exhibit 99.1 is a copy of the joint press release issued by the Company and Legacy Blocksight on October 19, 2026, announcing the entry into the Merger Agreement.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished, shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except as expressly set forth by specific reference in such a filing.

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Cautionary Note regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “shall,” “should,” “intend,” and other words of similar meaning. Examples of forward-looking statements include, among others, statements regarding the closing and effective time of the Merger, the timing and effectiveness of the Restricted Share Subscription Agreements, and the timing and effectiveness of the employment agreements with Mr. Kim and Mr. Hong. Each forward-looking statement contained in this Current Report on Form 8-K (and the associated exhibits attached hereto) is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement or could otherwise cause the transaction to fail to close; (2) the institution or outcome of any legal proceedings that may be instituted against the Company or Legacy Blocksight following the announcement of the Merger Agreement and the transactions contemplated therein; (3) the inability of the parties to complete the proposed business combination or satisfy other conditions to closing in the Merger Agreement; (4) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (5) the ability to recognize the anticipated benefits of the proposed business combination; (6) costs related to the proposed business combination; (7) changes in applicable laws or regulations; and (8) the risks and uncertainties identified under the headings “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 31, 2025, and “Item 1A. Risk Factors” in the Company’s subsequently filed Quarterly Reports on Form 10-Q, as well as other information the Company has or may file with the SEC.

We caution investors not to place considerable reliance on the forward-looking statements contained in this Current Report on Form 8-K (and the associated exhibits attached hereto). You are encouraged to read our filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements speak only as of the date of this document, and we undertake no obligation to update or revise any of these statements except as required by applicable law. Our business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should consider these risks and uncertainties. We do not give any assurance that the Company will achieve its expectations by the transactions contemplated in the Merger Agreement or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1*	Agreement and Plan of Merger dated October 16, 2026, by and among OpenWorld, Inc. and Blocksight Holdings Co.
10.1*	Form of Restricted Share Subscription Agreement
10.2*	Form of Kim Employment Letter
10.3*	Form of Hong Employment Letter
99.1	Press Release dated October 19, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules, exhibits and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission or its staff upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OpenWorld, Inc.

Date: October 19, 2026	/s/ Jennifer Cola
	Name:	Jennifer Cola
	Title:	Chief Financial Officer